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                                                                    Exhibit 99.1


                                  FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BARNESANDNOBLE.COM INC. FOR THE SPECIAL MEETING, November 16, 2000


         The undersigned stockholder of barnesandnoble.com inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Leonard Riggio and Stephen Riggio, or either of them, his or her true and lawful agents and proxies with full power of substitution in each of them to attend the Special Meeting of stockholders of the Company to be held on November 16, 2000, at 3:00 p.m., New York time, at the Marriott Marquis, 1535 Broadway at 45th Street, New York, New York, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned.

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SET FORTH ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR PROXY CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                    BARNESANDNOBLE.COM INC.
                                                    76 NINTH AVENUE, 11TH FLOOR
                                                    NEW YORK, NY 10011

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         THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN
ACCORDANCE WITH THE INSTRUCTIONS BELOW. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH IN PARAGRAPH 1 BELOW, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS OF THE COMPANY
DATED OCTOBER __, 2000 HERETOFORE RECEIVED BY THE UNDERSIGNED, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE   / /

         1. The adoption and approval of the Agreement and Plan of Merger entered into by the Company and Fatbrain.com , Inc., a Delaware corporation ("Fatbrain"), dated as of September 13, 2000, providing for the merger of Fatbrain with and into the Company.

                     / / FOR           / / AGAINST              / / ABSTAIN

         2. To vote and otherwise represent the undersigned on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

         The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Joint Proxy Statement/Prospectus of the Company dated October __, 2000 relating to the Special Meeting.

                          / / MARK HERE IF YOU PLAN TO ATTEND THE MEETING IN
                           PERSON. Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for an entity or in another representative capacity, please give the full title under signature(s).

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                           ----------------------------------------------------
                           Signature

                           ----------------------------------------------------
                           Signature, if held jointly

                           Dated:                                       , 2000
                                 --------------------------------------

         The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said Special Meeting and any and all adjournments or postponements thereof. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

         PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE RETURN ENVELOPE whether or not you expect to attend the Special Meeting. You may nevertheless vote in person if you do attend.

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